Exhibit 10.2

[FORM OF]

TERM LOAN PROMISSORY NOTE

$[_________________]	November 6, 2025
(the “Effective Date”)

FOR VALUE RECEIVED, the undersigned, ALLURE GLOBAL SOLUTIONS, INC., a Georgia corporation (“AGS”), CREATIVE REALITIES, INC., a Minnesota corporation (“CRI”), and REFLECT SYSTEMS, INC., a Delaware corporation (“RS”), 1001372953 ONTARIO INC., an Ontario corporation (“BuyCo”), DDC Group International Inc., an Ontario corporation (“DDC Group”), CINEPLEX DIGITAL MEDIA INC., an Ontario corporation (“Amalco”) and upon consummation of the Cineplex Share Purchase, CINEPLEX DIGITAL MEDIA U.S. INC., a Delaware corporation (“CDM US”; together with AGS, CRI, RS, DDG Group, and Amalco, collectively, “Borrower”), each with an address of 13100 Magisterial Drive, Suite 102, Louisville, KY 40223, hereby jointly, severally and unconditionally promise to pay to the order of [________] (together with its successors and permitted assigns, “Lender”), for its account pursuant to the Credit Agreement referred to below, at the principal office of Lender at [________], or such other address as Lender may provide from time to time, the principal sum of [______________________] AND [___]/100 DOLLARS ($[____________]), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, together with any applicable Fees and interest, on the dates and in the amounts as provided in the Credit Agreement, from the Effective Date until this term loan promissory note (this “Note”) is fully paid, on the principal amount hereunder remaining unpaid from time to time, at such office, in like money and funds, computed in the manner, and at the rates from time to time in effect, and payable on the dates provided, under the Credit Agreement. The entire unpaid principal balance of this Note, together with all applicable Fees and accrued but unpaid interest, shall, if not sooner paid or required to be paid pursuant to the Credit Agreement, be due and payable in full on the Commitment Termination Date.

This Note is: (a) made by Borrower to the order of Lender pursuant to Section 2.14 of that certain Amended and Restated Credit Agreement, dated as of the Effective Date (as amended, renewed, restated, amended and restated, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, the other Loan Parties party thereto from time to time, First Merchants Bank, an Indiana bank as Agent, and the Lenders (as defined therein) from time to time party thereto, and (b) entitled to the benefits and security, and is subject to the terms and conditions, of the Credit Agreement, including, without limitation, acceleration upon the terms provided therein, and of the other Loan Documents. Capitalized terms used herein which are not otherwise defined in this Note shall have the meanings set forth in the Credit Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Credit Agreement.

Upon the occurrence and during the continuance of any Event of Default, subject to any applicable cure period, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations, may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement, provided that if there occurs an Event of Default of the type described in Sections 9.1(h) or 9.1(i) of the Credit Agreement, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations shall become automatically and immediately due and payable as provided in the Credit Agreement.

Borrower hereby agrees to pay all reasonable costs of collection, including reasonable and documented out-of-pocket attorneys’ fees, if this Note is not paid when due, whether or not legal proceedings are commenced as further set forth in, and in accordance with, the terms of the Credit Agreement.

Presentment or other demand for payment, notice of dishonor and protest are hereby expressly waived. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

Borrower hereby agrees to pay the entire unpaid principal balance of this Note without relief from valuation or appraisement laws.

THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR AGENT AND LENDER TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS, THEIR VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF AGENT OR LENDER, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT AND COLLECTION OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN THE STATE OR FEDERAL COURTS WITHIN THE COUNTY OF MARION, STATE OF INDIANA. BORROWER CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN THE COUNTY OF MARION, STATE OF INDIANA HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH ON BORROWER’S SIGNATURE PAGE TO THE CREDIT AGREEMENT OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF INDIANA. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR AGENT AND LENDER TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT TO BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AGENT AND LENDER WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN OR AMONG AGENT, LENDER AND ANY ONE OR MORE LOAN PARTIES. BORROWER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Note.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower has executed this Note by its duly authorized officer as of the Effective Date.

Allure Global Solutions, Inc., a Georgia corporation

By:      _______________________________
Name:  Richard Mills
Title:    Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary

Reflect Systems, Inc., a Delaware corporation

By:      _______________________________
Name:  Richard Mills

Title:    Chief Executive Officer, Chief Financial Officer and Secretary

Creative Realities, Inc., a Minnesota corporation

By:      _______________________________
Name:  Richard Mills

Title:    Chief Executive Officer and interim Chief Financial Officer

1001372953 Ontario Inc., an Ontario corporation

By:      _______________________________
Name:  Richard Mills

Title:    Chief Executive Officer and Director

DDC Group International Inc., an Ontario corporation

By:      _______________________________
Name:  Richard Mills

Title:    Chief Executive Officer

[Signature Page to Term Loan Promissory Note]

Cineplex Digital Media Inc., an Ontario corporation

By:      _______________________________
Name:  Richard Mills

Title:    Chief Executive Officer

Cineplex Digital Media US Inc., a Delaware corporation

By:      _______________________________
Name:  Richard Mills

Title:    President, Secretary and Treasurer

[Signature Page to Term Loan Promissory Note]